UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024

SILVERTON ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54920	92-3197364
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

101 E. Park Blvd., Suite 600 Plano, Texas	75076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 802-6777

___________________________________

(Former name or former address, if changed since last report)

Copies to:

Eric Newlan

Newlan Law Firm, PLLC

2201 Long Prairie Rd, Suite 107-762

Flower Mound, TX 75022

Phone: (940) 367-6154

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	SLTN	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 2 to the Current Report on Form 8-K amends:

Update of listed legal counsel.

Adjusted filing to include only recent material changes 2.01A and 2.01B.

Removed explanation of audit purpose.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Silverton Energy, Inc. (“Silverton” or the “Company”) from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company’s or Company’s management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled "Risk Factors") relating to the Company’s industry, the Company’s operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Although the Company’s management believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the Company's financial statements and the related notes filed with this Form 8-K.

In this Form 8-K, references to "we," "our," "us," the "Company," or “SLTN” refer to Silverton Energy, Inc., a Nevada corporation.

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Item 1.01

Section 1 Registrant’s Business and Operations

“SLTN” or “the Company” refers to the Registrant Silverton Energy, Inc., a Nevada corporation

The Company’s Business

Overall Business Objectives

Silverton Energy, Inc. is a public traded company (listed as “SLTN” on the OTC Markets. The Company was incorporated in the State of Nevada on September 21, 2010, with fiscal year of September 30. The Overall Business Objectives of the Company are:

(i)	Focus on building a large asset portfolio of oil and gas leases on in Oklahoma.
(ii)	The Company will utilize the services of 3rd party operators for the extraction of hydrocarbons on those leases the company owns.
(iii)	Sales proceeds from the Company’s sales of shares of its Series “A” Common Stock and Series “C” Preferred Stock are being utilized by the Company for three general usages: (a) the Company’s operational and overhead expenses (including legal and auditing); (b) continued acquisitions of qualified leases; and, as needed, (c) selected re-working of its acquired oil and gas existing wells to materially increase the bbl/day output (which increases the value of its other wells drawing from the same reservoir/formation as the re-worked well).

Asset Acquisition Agreements

A. The AHIC Assets On May 01, 2024, the Company executed acquisitions through two acquisition agreements “Acquisition Agreement” between the Company as the Buyer, and American Heritage Investment Capital, LP. (“AHIC”), (the “AHIC Acquisition Agreement” [see EX 2.01A]. Under the AHIC Acquisition Agreement, the Company purchased for $52,000,000, a group of American Heritage Investment Capital, L.P’s (‘AHIC”) oil and gas leases in Oklahoma, listed in Exhibit A.1 to the Agreement (the “AHIC Assets”), which have a with a “current value” of $81,000,000, via a Contract for Assignment. The AHIC Assets are held in escrow by AHICs attorney, to be formally transferred to the Company upon $81,000,000 PSA from the Company. The $81,000,000 purchase price is to be paid by an $81,000,000, 20-year, non-interest bearing Promissory Note (Secured by the AHIC Assets), payable in instalments towards a lump sum of $81,000,000 payment on May 01, 2044. Section 5A of the Promissory Note provides a credit against the $81,000,000 Promissory Note: “For each $15,000,000 introduced to the company through institutional investors, a payment of $3,000,000 shall be immediately delivered to seller and credited against this note. Upon default, after May 01, 2044, AHIC can foreclose on the collateralized oil and gas leases or convert the $81,000,000 in collateral to “preferred stock,” upon a conversion ratio, based on a fair market value of the preferred stock. The $81,000,000, if divided by 1,072,500 of currently available Class “C” Preferred shares is $0.75/share, which is more than the offering price of Class “C” Preferred shares at $0.40 per share. After a period of five (5) years from the date of conversion of the Company’s $81,000,000 into the Company’s Class “C” Preferred shares, the preferred shares shall automatically convert into shares of common stock of the Borrower company on a one-for-one basis (which is a contractual agreement to convert under the pre-existing five-for-one conversion rights for the Company’s Class “C” Preferred Stock. The converted preferred stock shall have one-for-one voting rights per share, the same as the Company’s Series “A” Common Stock.

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B. The Agrawal Assets On May 01, 2024, the Company entered into an “Acquisition Agreement” between AHIC and SLTN, as the “Buyer” and Kris Agrawal and Kris k. Agrawal, et al, Exxon Oil & Gas, Inc., Vance-1 Properties, LLC, as the “Seller” (the Agrawal Acquisition Agreement”), with an effective date of April 04, 2024 [see EX 2.01B]. The Company, together with AHIC purchased all of Seller’s “(Kris Agrawal and Kris K. Agrawal, et. al. collectively referred to as “Agrawal”), working interests and overriding royalty interests in a list of oil and gas leases attached as Exh. A1 (the “Agrawal Assets”). At ¶ 2.2(b)(1), the Agrawal Assets shall be held in escrow by Agrawal’s Escrow Agent and will not be recorded/retitled to Buyers until “one day after receipt of the full purchase price. As such, this transaction is a contract (a “chose in action”) for lease assignments and is not currently vesting title to the assets in Buyers.

The agreed purchase price of the Assets is $3,500,000.00, the payment of which by a “convertible note,” which is to be readily convertible into the Company’s Class “A” Common Stock, at its “market value” per share “at the moment of execution,” within 13 months of the date of the agreement. The agreement, itself, is considered to be a “Promissory Note and Mortgage of $3,500,000 upon the purchased leaseholds. The Buyer must pay $150,000.00 to the Seller within the first six months of the Agreement to improve the purchased leaseholds. The Agreement can be terminated by Buyer or Seller if they cannot agree upon the obligations under the acquisition. However, all parties to the Agrawal Acquisition Agreement have expressed a common goal of agreeing upon their obligations under the acquisition.

Value-Added Aspects of the Acquired Assets

Osage County Oil and Gas properties are attractive because of the high-quality oil and gas, the extensive reserves, and long production history of Oklahoma Oil Fields. In addition, the Osage County minerals are owned by the Osage Nation Head Rights which is managed by the US. Department of Interior’s Bureau of Indian Affairs (BIA). BIA oversight means that all lease contracts are issued and managed by the BIA with the guaranty of clean title, clean environmental standards, oversite and in good standing for all compliance orders and code.

The Company has now entered into three oil and gas lease acquisition agreements to provide a substantial increase in the Company’s lease holdings. With this foothold, the Company’s plan is to build on this success by evaluating and acquiring neighboring oil and gas lease operations. We are confident in our ability to identify and fund acquisition prospects in Oklahoma to continually build our base of production assets and revenues.

Silverton Energy, Inc. as an Oil and Gas Company

Through Managements extensive industry experience, certain fundamental elements were recognized as a necessary baseline to function as an Oil & Gas Company. Those certain elements are:

1.)	Exploration & Production – The company must own the rights to the hydrocarbons in the ground and have the industry relations to extract those commodities.
2.)	Risk aversion – The companies industry relations avert the operating risks associated with hydrocarbon extraction.
3.)	Revenue – As a public company, minimizing royalty participants and mitigating operating risks is key to retaining the value exploited through the extraction process and maximizes returns to the company.

The following are our guiding principles:

✓	Focus on core production with high reserve value
✓	Seek Upside in Acquisitions for cost advantaged production
✓	Purchase assets at attractive multiples
✓	Seek to consistently recapitalize the company through the recognition of acquired reserves
✓	Maintain flexibility and creativity in deal structures to maximize shareholder value.

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Risk Factors

The following is a summary of some of the risks related to an investment in the Company’s securities. Prospective Investors are asked to carefully consider the following factors relating to risks associated with an investment in the Company’s securities, which should be discussed in greater detail with the Investors’ personal tax counsel, legal advisor, and/or accountant. The order in which the following risks are presented is not intended to represent the magnitude of the risks described. Additionally, the enumeration of these risks does not preclude other risks associated with an investment in the Company’s securities.

Limited Operating History. We acquired our first oil and gas property in March of 2023. As a result, our company has a limited history. However, we are led by a team of professionals with decades of experience in the oil and gas industry and a proven track record of evaluating, acquiring, and maximizing values in existing producing wells and fields.

Reliance Upon Management. Our success is largely dependent upon the efforts of our executive officers. Although our management has extensive experience in the industry, if any member of our management ceases to be associated with Silverton, our business could suffer.

Duties and Responsibility of our Directors and Executive Officers. Our Directors and management are accountable to the shareholders and have a duty to exercise good faith and to deal fairly with Silverton in handling their affairs. Our corporate organizational documents contain provisions which are intended to limit the liability of our management for any act or omission within the scope of their authority if it is determined in good faith that such course of conduct was (a) undertaken in good faith and (b) did not constitute gross negligence or misconduct.

Restriction on Trading. Investors should be fully aware of the long-term nature of their investment in the Company’s Securities. Although a public trading market does not yet exist for our common stock, the shares of our Class “A,” “B” and “C” Preferred Stock are NOT and WILL NOT be registered, but rather, only the shares of Class “C” Preferred Stock are eligible to convert to common shares when an exemption becomes available. Absent a registration statement, the common shares are eligible for restriction removal and trading through an exemption under Rule 144 or Rule 4(a)1.5. However, this could take as long as 2 years if the company is unsuccessful in executing its plan to become a fully reporting company. Each Investor will be required to represent that such Investor is purchasing the Shares for such Investor’s own account for investment purposes and not with a view to resale or distribute The Shares will not be registered under the Securities Act or under state securities law but will instead be issued pursuant to specific exemptions, the availability of which is based in part upon the investment intent of each Investor.

Restrictions on Transfer. The Shares are not readily transferable, and no transfer of Shares may be made unless the transferor delivers, if requested, an opinion of counsel to us, satisfactory to our management, that the transfer does not violate federal or state securities laws. To obtain such an opinion would generally require the Shares be registered under such laws or that an exemption from registration exists. There can be no assurance that an exemption will be available. If, as a result of some change in circumstances arising from an event not now contemplated, an investor wishes to transfer his or her Interests, that investor will in all likelihood find no market in the near future.

Risks Related to Ownership of Our Common Stock. Our Common Stock is currently eligible for quotation on the OTC-Pink Market, but few quotations have been made and limited trading has occurred in our Common Stock. Due to the lack of an active trading market for our securities, investors may have difficulty selling any shares they purchase, which could result in the loss of their investment. Our Common Stock is eligible for quotation on the Pink Market operated by OTC Markets Group Inc. The Pink Market is a regulated quotation service that displays real-time quotes, last sale prices and volume information in over-the-counter securities. The Pink Market is not an issuer listing service, market or exchange. The requirements for quotation on the Pink Market are considerably lower and less regulated than those of an exchange. Because of this, it is possible that fewer brokers or dealers will be interested in making a market in our Common Stock because the market for such securities is more limited, the stocks are more volatile, and the risk to investors is greater, which may impact the liquidity of our Common Stock. Even if an active market begins to develop in our Common Stock, the quotation of our Common Stock on the Pink Market may result in a less liquid market available for existing and potential stockholders to trade Common Stock, could depress the trading price of our Common Stock and could have a long-term adverse impact on our ability to raise capital in the future. If an active market is never developed for our Common Stock, it will be difficult or impossible for any purchasers to sell any Common Stock they purchase.

Acquisition of Additional Properties. Although our management has significant experience in identifying and acquiring oil and gas properties and has already identified properties that would be a good acquisition for us, there can be no assurance we will be successful in our efforts to acquire additional properties at values that make economic sense. The primary purpose of the Company’s securities offerings is to raise funds to purchase additional producing oil and gas properties.

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Importance of Future Prices and Demand for Oil and Gas and Delays in Marketing Production. There can be no assurance that a market for any oil or gas produced from our properties will exist or that the prices obtainable will be adequate to cover the cost of operating such properties. Our revenues are highly dependent upon future prices of and demand for oil and gas. The energy market makes it particularly difficult to estimate accurately future oil and gas prices. Various factors beyond our control will continue to affect oil and gas prices. Such factors include, among other things, the domestic and foreign supply of oil and gas and the price of foreign imports, war or civil unrest, terrorism, the levels of consumer demand and consumer confidence, recession, decline in economic activity, changes in weather, the price and availability of alternative fuels, the rate of inflation, the availability of pipeline capacity and changes in existing and proposed state and federal regulations.

Speculative Nature of Oil and Gas Activities. Oil and gas development involves a high risk of loss. Decisions to acquire properties will be dependent in part on the evaluation of data compiled by petroleum engineers and geologists and obtained through geophysical testing and geological analysis. The results of such studies and tests are sometimes inconclusive or subject to varying interpretations. In any oil or gas activity, economic success depends almost entirely on the accuracy of estimates of oil or gas reserves in the ground, rates of production, demand for oil or gas and the prices of oil or gas. There can be no assurance that we will recover our investment in any properties we own.

Lack of Diversification. Although our intent behind any securities offering is to raise funds to acquire interests in other properties, at present our assets are limited. Acquiring additional properties will spread operational risks across more properties.

Environmental Hazards and Regulatory Liabilities. There are numerous natural hazards involved in the operation of oil and gas wells, including unexpected or unusual formations, pressures, surface damage, bodily injuries, damage to and loss of equipment, reservoir damage, loss of reserves, and temporary/permanent shut-in costs of wells. Uninsured or under insured liabilities would reduce the funds available to us and may result in the loss of properties. Even as a non-operator, and potentially responsible party for our properties, it is possible that insurance coverage may be insufficient. In that event, assets could be utilized to pay personal injury and property damage claims and the costs of replacing destroyed equipment rather than for additional development activities.

Increases in Development Costs. The oil and gas industry historically has experienced periods of cost increases from time to time which can occur within short periods of time. These price fluctuations are real and will affect the overall final budget of any well in which we own an interest. Increases in the cost of exploration and development could affect our ability to operate properties within the budget originally established. Increased development activity could lead to shortages of certain equipment and materials needed for properties in which we own an interest which could make timely development of our properties more difficult.

Unpredictable Producing Life of Oil and Gas Wells. We cannot predict the life and production of any properties in which we have an interest. The actual life of individual wells could differ from the currently predicted economic life expectancy now anticipated. However, our existing properties and properties we anticipate acquiring are in areas that are anticipated to produce from a formation or formations for multiple years. Nevertheless, sufficient natural gas or oil may not be produced from our properties to provide us with a profit on our investment in such properties.

Joint Activities with Others. The company intends to acquire and operate its own properties. However, the company may participate in a joint venture with operators, acquiring less than 100% of the working interest. Full development of the properties in which we own an interest may be jeopardized in the event of the inability of other working interest owners to pay their respective shares of development costs. These potential non-payments may limit us from recognizing the full value of our interest in our properties.

Competition Against Larger Companies. The oil and gas industry is highly competitive. We will be competing against other companies with significantly more resources than we have in the pursuit of good oil and gas properties.

Future Offerings. Our present intent is to use either equity or a combination of equity and bank debt to acquire additional properties. If we are unsuccessful in raising additional equity or borrowing funds, our ability to acquire additional properties will be limited.

Bank Debt. Consideration has been made, and meetings set up to explore the possibility of utilizing bank debt as part of an acquisition. Introducing leverage to the company could have a negative impact on cashflow and even ability to borrow for future acquisitions in the future.

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Executive Officers and Managing Directors

Samuel C. Smith – Chief Executive Officer

Mr. Smith is a United States Marine Corps Veteran who graduated from Texas A&M University in Commerce with degrees in both Economics and Political Science. Subsequently, he attended the University of Tulsa College of Law.

His career started in 2001 as a registered representative for an NASD Member Firm soliciting high net worth investors for participation in Limited Partnership Projects. Shortly following his role in sales, Mr. Smith moved into analysis and ultimately investment banking with activities focused on the “Buy-Side” of Mergers & Acquisitions, Leveraged Buyouts, and other types of combinations.

In 2009, with almost a decade of corporate finance experience, Sam embarked on a career as a Venture Capitalist, raising private and public equity, managing buying and selling groups, and identifying niche opportunities in a variety of industries.

Mr. Smith has owned and operated numerous businesses with an emphasis on corporate finance, growth and innovation. He has extensive experience in origination, structuring and oversight for seed capital funding and structured finance. He guided or overseen numerous private and public companies from the startup phase through the growth stage including and in particular exploration and production companies in the oil and gas space. At one point, Mr. Smith actively managed three operatorships, extensive acreage and upwards of 400 producing wells.

Mr. Smith has accepted the role of CEO and brings the early stage, corporate finance, public company, and energy production experience required to move the company to its full potential.

Dr Eduardo Balli – Chief Financial Officer

With over 30 years of experience, Dr Eduardo Balli has worked for both public and private companies within the Accounting and Auditing fields, as well as in the startup and buildout of several Midwest companies.

Dr. Ed has been a Senior Faculty Member for two major Midwest and East Coast Universities. He has been an instructor for Auditing, General Accounting, Taxation, Information Systems Audit, and Cost Accounting. Dr. Ed works with students pursuing both Bachelor and Graduate degrees. He has been on several University committees such as Curriculum Development, Student Retention, and spent a year as President of the Faculty Advisory Committee providing improvement suggestions and areas of concern to upper Universities Leadership.

With a B.S, in Economics and Accounting, he graduated from Northern Illinois University, NIU. Dr Ed earned an M.B.A. in Finance from the University of Wisconsin-Madison, ultimately attained Doctor of Business Administration (D.B.A.) in Accounting from Argosy University.

John Long – Chief Operating Officer

Mr. Long is a hands-on operator in the mid-south oilfield. He was born to a multi-generational oil patch family and began checking wells with his father at the age of 10. He later progressed to helping on the pulling rig and the drilling rig at the age of 14. Thus began Mr. Long’s nearly 50 years working in “The Patch.”

By the age of 20, John bought his first pulling rig and began a decade of work as an independent contractor servicing several large oil companies before acquiring his own producing leases at the age of 29. After his production and service company was firmly established, John steadily added equipment, leases and labor to his company before acquiring his drilling rig at the age of 36.

Mr Long drilled more than 40 wells for his own production while maintaining his continued contract drilling, well service, dozer and roustabout work for other large and small oil companies in the region.

At 41, John sold his business to enjoy the fruits of his endeavor only to discover his desire to remain in the patch was in his blood. In truly short order, John built a new bonded oil company generating greater than $1,000,000 in annual revenue through efficient operations and strategic acquisitions.

Mr. Long has accepted the role of Chief Operating Officer and brings his decades of successful oilfield operations experience to assist in evaluating potential acquisitions as well as managing field operations.

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The Company’s Securities

Class “A” Common Stock: The Company has 500,000,000 authorized shares of Class “A” Common Stock. To date, 95,100,000 shares of the Class “A” Common Stock has been issued:

Ownership of our executive officers and directors and any other security holder who owns more than 10% of our common stock are:

Samuel C. Smith – Board Chair and CEO:	32,003,266
John Long – Board Member and COO:	30,000,000
Edward Balli – Board Member and CFO:	500,000
Ownership by Other Shareholders:	32,596,734
Total Class “A” Common Shares Issued:	95,100,000

Preferred Stock.

The Company currently has three classes of preferred stock authorized:

•	Class “A” Preferred Stock: This class consists of a single share created in the custodianship process as a control mechanism, the current holder of which is the Company’s CEO and Board Chair, Samuel C. Smith. The Class “A” Preferred Stock has 60% voting rights, and the single issued share can be converted into 300,000,000 shares of common stock. At this time, there is no intention by Mr. Smith to utilize his voting rights under his single share of the Class “A” Preferred Stock.

•	Class B Preferred Stock: This is the control block of stock held by Samuel C. Smith and John P Long Jr. Each share of Class B Preferred Stock entitles the holder thereof to cast 500 votes on all matters requiring vote.

•	Class C Preferred Stock: The Company’s Class C Preferred Stock, consisting of 5,000,000 authorized shares, was created for purposes of the Company’s Reg D, Section 506(c), exempt private offering, which was disclosed to the Securities and Exchange Commission in its September 15, 2023 Reg D filing, which is adopted in this 8K filing by reverence, and can be located under the SEC’s Edgar filing system at the following hyperlink:

https://www.sec.gov/Archives/edgar/data/1508786/000168316823006305/xslFormDX01/primary_doc.xml

The Reg D Offering is offered solely to qualified investors a maximum offering of 5,000,000 Class “C” Preferred Stock shares priced at $0.40 per share for a Maximum Offering Purchase Amount of $2,000,000.

This share class is a Preferred Equity Class that converts at a rate of five (5) Class “A” Common Stock shares for each single (1) Class “C” Preferred Stock share. As of the date of this filing, of the 5,000,000 authorized shares, 927,500 shares have been issued, with a current Company Treasury balance of 4,072,500 shares of Series “C” Preferred Stock.

Item 1.01 Entry into Material Definitive Agreements.

Since the Company entered into three material definitive agreements, which also constituted completion of the acquisition of assets, the entry into Material Definitive Agreements is reported in conjunction with Item 2.01 Completion of Acquisition of Assets.

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Item 2.01 Completion of Acquisition or Disposition of Assets.

The Company, starting on March 09, 2023 – May 01, 2024, has entered into and completed three Material Definitive Agreements, which resulted in the Company’s Acquisition of Assets:

2.01A. Acquisition Agreement Between the Company and American Heritage Investment Capital, L.P. (“AHIC”), dated May 01, 2024, with the Company as Buyer and AHIC, as Seller (the “AHIC Acquisition Agreement”);

2.01B. Acquisition Agreement between American Heritage Investment Capital, L.P. and SLTN, as “Buyer” and Kris Agrawal and Kris k. Agrawal, et al, Exxon Oil& Gas, Inc., Vance-1 Properties, LLC, as “Seller,” signed on May 01, 2024, with an effective date of April 04, 2024).

Item 2.01A

Acquisition Agreement Between Buyer, the Company and Seller, American Heritage Investment Capital, L.P., dated May 01, 2024, (the “AHIC Acquisition Agreement”), a copy of which is EX 2.01A.

Assets Acquired . Under the AHIC Acquisition Agreement, the Company purchasing for $52,000,000, a group of American Heritage Investment Capital, L.P’s (‘AHIC”) oil and gas leases in Oklahoma (the “AHIC Assets,” listing in Exhibit A.1 to the Agreement), with a “current value” of $81,000,000, via a Contract for Assignment. The Acquired Assets are held in escrow by AHICs attorney, to be formally transferred to the Company upon ACH receiving the agreed upon $81,000,000 from the Company.

Payment for Assets Acquired - $81,000,000 Promissory Note. The $81,000,000 purchase price is to be paid by an $81M, 20-year, non-interest bearing Promissory Note (Secured by the leases),payable in a lump sum $81,000,000 payment on May 01, 2044. Section 5A of the Promissory Note provides a credit against the $81,000,000 Promissory Note:

5 (a)	For each $15,000,000 introduced to the company through institutional investors, a payment of $3,000,000 shall be immediately delivered to seller and credited against this note.

Default and Conversion to Shares of Class “C” Preferred Stock. Upon default, after May 01, 2044, AHIC can: (i) foreclose on the collateralized oil and gas leases, or (ii) convert the $81,000,000 in collateral to “preferred stock,” upon a conversion ratio, based on a fair market value of the preferred stock. The $81,000,000, if divided by 927,500 of currently available Class “C” Preferred shares is $0.87/share (the current more than the offering price of Class “C” Preferred shares is $0.40 per share.

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Conversion of Converted Series “C” Preferred Stock shares into Series “A” Common Stock shares After a period of five (5) years from the date of conversion of the Company’s $81,000,000 into the Company’s Class “C” Preferred shares, the preferred shares shall automatically convert into shares of common stock of the Borrower company on a one-for-one basis (which is a contractual agreement not to convert under the pre-existing five-for-one conversion rights for the Company’s Class “C” Preferred Stock). The converted preferred stock shall have one-for-one voting rights per share, the same as the Company’

Voting Rights: The preferred stock shall have one-for-one voting rights per share, the same as the Company’s Series “A” Common Stock.

Effect of AHIC Conversion of its Class “C” Preferred Shares to Class “A” Common Shares. The Company has 500,000,000 authorized Class “A” Common Stock, of which 88,600,000 shares have been issued or committed. Even if all 5,000,000 shares of Class “C” Preferred Stock were sold and converted on a 5/1 basis to Class “A” Common Stock, which would result in 20,000,000 shares of Class “A” Common Stock. The remaining 391,140,000 remaining shares of Class “A” Common Stock would be sufficient to absorb a conversion by AHIC.

* There are currently available of 1,072,500 shares of Series “C” Preferred Stock in the Company’s corporate treasury, which is assumed, and should be specified as Series “C” Preferred, it is $0.206 per share of Series “C” Preferred Stock, if all $52,000,000 of the debt is converted. The current Reg. D offering is $0.40 per share. The fair market value of the Class “C” Preferred Stock, 20 years from the date of the agreement, is not currently known.

Item 2.01B

Acquisition Agreement between American Heritage Capital, L.P. and SLTN, as “Buyer” and Kris Agrawal and Kris k. Agrawal, et al, Exxon Oil& Gas, Inc., Vance-1 Properties, LLC, as “Seller,” signed on May 01, 2024, with an effective date of April 04, 2024), a copy of which is EX 2.01B

The Company, together with American Heritage Capital, L.P., on May 01, 2024, entered into an Acquisition Agreement, the Company and American Heritage Investment Capital, L.P. “(“AHIC”) purchased all of Seller’s “(Kris Agrawal and Kris K. Agrawal, et. al. collectively referred to as “Agrawal”), working interests and overriding royalty interests in a list of oil and gas leases attached as Exh. A1 (the “Assets”) “(the “Agrawal Acquisition Agreement”). At ¶ 2.2(b)(1), the Assets shall be held in escrow by Seller’s Escrow Agent and will not be recorded/retitled to Buyers “one day after receipt of the full purchase price. As such, this transaction is a contract (a “chose in action”) for lease assignments and is not currently vesting title to the assets in Buyers.

The agreed purchase price of the Assets is $3,500,000.00, the payment of which by a “convertible note,” which is to be readily convertible into the Company’s Class “A” Common Stock, at its “market value” per share “at the moment of execution,” within 13 months of the date of the agreement. The agreement, itself, is considered to be a “Promissory Note and Mortgage of $3,500,000 upon the purchased leaseholds. The Buyer must pay $150,000.00 to the Seller within the first six months of the Agreement to improve the purchased leaseholds. The Agreement can be terminated by Buyer or Seller if they cannot agree upon the obligations under the acquisition. However, all parties to the Agrawal Acquisition Agreement have expressed a common goal of agreeing upon their obligations under the acquisition.

Item 5.06 Change in Shell Company Status

April 08, 2024 attorney opinion of D. Grant Seabolt, Jr., of the Seabolt Law Group (the “Shell Company Opinion Letter”), that the company should no longer be listed as a shell company and requesting that its “shell company” status be removed from the Company’s listing on the OTC Markets Pink Market, a copy of which is a hyperlink in Item 5.06A.

The Shell Company Opinion Letter provided proof that the Company ceased being a shell company after its initial March 09, 2023 acquisition of oil and gas lease assets, and that the company regularly reported quarterly and annual GAAP financial reports from March 31, 2023 to March 31, 2024. As a result of the Shell Company Opinion Letter, on April 10, 2024 and continuing to the date of this Form 8K filing by the Company, the OTC Markets Pink Market has removed the “shell company” status from the Company’s SLTN Pink Sheet Stock listing. As a result, the Company is no longer a shell company.

Item 5.06A

https://www.otcmarkets.com/otcapi/company/financial-report/397207/content

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Item 8.01 Other Events

Item 8.01A – Retaining of a Certified Public Accounting Firm to prepare a GAAP level audit of the Company’s Fiscal Year 2023-2024 Third Quarter Financial Statements, which were previously prepared according to U.S. Generally Accepted Accounting Principles (GAAP).

The Company has retained the following certified CPA firm of:

FM Financial Services, LLC

2910 Grants Lake Blvd., Unit 1402

Sugarland, TX 77479

929-571-1666

Faiza Mehmood, CPA

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
2.01A.	Acquisition Agreement Between the Company and American Heritage Investment Capital, L.P. (“AHIC”)
2.01B.	Acquisition Agreement between American Heritage Investment Capital, L.P. and SLTN, as “Buyer” and Kris Agrawal and Kris k. Agrawal, et al, Exxon Oil& Gas, Inc., Vance-1 Properties, LLC, as “Seller,”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2024	Silverton Energy, Inc.

	By:	/s/ Samuel C. Smith
Samuel C. Smith, CEO

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